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                                                                    EXHIBIT 10.6


                               THIRD AMENDMENT TO
                           COOPER CAMERON CORPORATION
                 AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS


         WHEREAS, COOPER CAMERON CORPORATION (THE "Company") has hereto fore adopted the COOPER CAMERON CORPORATION AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (THE "Plan"); and

         WHEREAS, The Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, THE Plan shall be amended as follows, effective as of May 8, 1997:

         1.       The following sentences shall be added to Section 8 of the
                  Plan:

                  (c) If the Optionee ceases to be an Eligible Director for any reason other than death or disability, (i) with respect to Automatic Options, the Optionee shall have the right to exercise the Option for a period of three (3) years from the date the Optionee ceases to be an Eligible Director or for the remaining term of the Option, if a shorter period of time, and (ii) with respect to Elective Options, the Optionee shall have the right to exercise the Option for the remaining term of the Option.

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.